UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  03/30/2005

RELIABILITY INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-7092

TX	75-0868913
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

P.O. Box 218370, Houston, TX 77218-8370
(Address of Principal Executive Offices, Including Zip Code)

281-492-0550
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

On March 30, 2005, Reliability Incorporated issued a press release announcing financial results for the year and quarter ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

99.1 Press release issued by Reliability Incorporated dated March 30, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

RELIABILITY INCORPORATED

Date: March 30, 2005.	By:	/s/ Carl V. Schmidt
Carl V. Schmidt
Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	Year End Earnings Release